SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

Daily Assets Fund

Deutsche Money Market Prime Series

Deutsche Variable NAV Money Fund

The following disclosure replaces similar disclosure contained under the “MAIN RISKS” of each fund’s summary prospectus.

Foreign investment risk. Foreign investments include certain special risks, such as unfavorable political and legal developments, limited financial information, regulatory risk and economic and financial instability. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU), creating economic and political uncertainty. Significant uncertainty exists regarding the timing of the United Kingdom’s anticipated withdrawal from the EU and the effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.

Please Retain This Supplement for Future Reference

July 26, 2016
PROSTKR-673